Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS

(dollar amounts in thousands)

	May 3, 2014	February 1, 2014	May 4, 2013
Assets
Current assets:
Cash and cash equivalents	$37,817	$33,431	$56,116
Accounts receivable, less allowance for uncollectible accounts of $1,486, $1,320 and $1,230	27,385	25,152	25,215
Merchandise inventories	663,554	672,354	648,148
Prepaid expenses	26,430	29,282	29,135
Other current assets	60,047	63,405	59,048
Assets held for disposal	2,013	2,013	—
Total current assets	817,246	825,637	817,662
Property and equipment, net of accumulated depreciation of $1,245,488, $1,227,121 and $1,182,713	622,866	625,525	647,636
Goodwill	56,794	56,794	46,917
Deferred income taxes	57,068	57,686	46,303
Other long-term assets	38,977	39,839	37,410
Total assets	$1,592,951	$1,605,481	$1,595,928

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$247,756	$256,031	$245,193
Trade payable program liability	134,121	129,801	149,387
Accrued expenses	226,667	237,403	229,452
Deferred income taxes	69,498	69,373	53,481
Current maturities of long-term debt	2,000	2,000	2,000
Total current liabilities	680,042	694,608	679,513

Long-term debt less current maturities	202,500	199,500	197,500
Other long-term liabilities	48,186	48,485	52,202
Deferred gain from asset sales	111,672	114,823	124,276
Commitments and contingencies
Stockholders’ equity:
Common stock, par value $1 per share:
Authorized 500,000,000 shares; issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	297,002	297,009	295,059
Retained earnings	433,673	432,332	433,734
Accumulated other comprehensive income (loss)	341	379	(867)
Treasury stock, at cost - 15,314,768 shares; 15,358,872 shares and 15,365,117 shares	(249,022)	(250,212)	(254,046)
Total stockholders’ equity	550,551	548,065	542,437
Total liabilities and stockholders’ equity	$1,592,951	$1,605,481	$1,595,928

Supplemental balance sheet information:
Working capital	$137,204	$131,029	$138,149
Current ratio	1.20	1.19	1.20
Accounts payable to inventory ratio	57.6%	57.4%	60.9%
Total debt as a percent of total capitalization	27.1%	26.9%	26.9%
Debt as a percent of total capitalization, net	23.2%	23.5%	20.9%

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

(dollar amounts in thousands, except per share amounts)

	Thirteen weeks ended
	May 3, 2014			May 4, 2013
		%			%
	Amount	Sales		Amount	Sales

Merchandise sales	$411,906	76.4		$417,150	77.8
Service revenue	126,915	23.6		119,023	22.2
Total revenues	538,821	100.0		536,173	100.0
Costs of merchandise sales	285,047	69.2		296,857	71.2
Costs of service revenue	120,648	95.1		117,476	98.7
Total costs of revenues	405,695	75.3		414,333	77.3
Gross profit from merchandise sales	126,859	30.8		120,293	28.8
Gross profit from service revenue	6,267	4.9		1,547	1.3
Total gross profit	133,126	24.7		121,840	22.7
Selling, general and administrative expenses	127,071	23.6		118,203	22.0
Net loss from dispositions of assets	(10)	—		(116)	—
Operating profit	6,045	1.1		3,521	0.7
Other income	441	0.1		378	0.1
Interest expense	3,782	0.7		3,679	0.7
Earnings from continuing operations before income taxes and discontinued operations	2,704	0.5		220	—
Income tax expense (benefit)	1,067	39.5	(1)	(3,708)	N/M	(1)
Earnings from continuing operations before discontinued operations	1,637	0.3		3,928	0.7
Loss from discontinued operations, net of tax	(29)	—		(65)	—
Net earnings	1,608	0.3		3,863	0.7

Basic earnings per share:
Earnings from continuing operations before discontinued operations	$0.03			$0.07
Discontinued operations, net of tax	—			—
Basic earnings per share	$0.03			$0.07

Diluted earnings per share:
Earnings from continuing operations before discontinued operations	$0.03			$0.07
Discontinued operations, net of tax	—			—
Diluted earnings per share	$0.03			$0.07

Other comprehensive (loss) income:
Derivative financial instruments adjustment, net of tax	(38)			113
Other comprehensive (loss) income	(38)			113
Comprehensive income	$1,570			$3,976

(1) As a percentage of earnings from continuing operations before income taxes and discontinued operations.  The percentage for the first quarter of fiscal 2013 is not meaningful.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollar amounts in thousands)

Thirteen weeks ended	May 3, 2014	May 4, 2013

Cash flows from operating activities:
Net earnings	$1,608	$3,863
Adjustments to reconcile net earnings to net cash provided by continuing operations:
Net loss from discontinued operations	29	65
Depreciation	18,320	20,852
Amortization of deferred gain from asset sales	(3,151)	(3,151)
Amortization of deferred financing costs	664	650
Stock compensation expense	826	869
Deferred income taxes	743	(3,872)
Net loss from dispositions of assets	10	116
Loss from asset impairment	1,172	1,183
Other	(111)	(126)
Changes in assets and liabilities, net of the effects of acquisitions:
Decrease (increase) in accounts receivable, prepaid expenses and other	4,174	(699)
Decrease (increase) in merchandise inventories	8,800	(6,940)
(Decrease) increase in accounts payable	(8,903)	262
Decrease in accrued expenses	(12,467)	(2,211)
Decrease in other long-term liabilities	(231)	(1,338)
Net cash provided by continuing operations	11,483	9,523
Net cash used in discontinued operations	(29)	(88)
Net cash provided by operating activities	11,454	9,435

Cash flows from investing activities:
Capital expenditures	(14,565)	(12,840)
Proceeds from dispositions of assets	—	2
Release of collateral investment	—	1,000
Net cash used in investing activities	(14,565)	(11,838)

Cash flows from financing activities:
Borrowings under line of credit agreements	164,206	590
Payments under line of credit agreements	(160,706)	(590)
Borrowings on trade payable program liability	49,708	46,181
Payments on trade payable program liability	(45,388)	(46,512)
Debt payments	(500)	(500)
Proceeds from stock issuance	177	164
Net cash provided by (used in) financing activities	7,497	(667)
Net increase (decrease) in cash and cash equivalents	4,386	(3,070)
Cash and cash equivalents at beginning of period	33,431	59,186
Cash and cash equivalents at end of period	$37,817	$56,116

Supplemental cash flow information:
Cash paid for income taxes	$—	$1,430
Cash received from income tax refunds	$174	$51
Cash paid for interest	$2,659	$2,987
Accrued purchases of property and equipment	$5,748	$1,055

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE	(in thousands, except per share data)

		Thirteen weeks ended
		May 3, 2014	May 4, 2013

(a) Earnings from continuing operations before discontinued operations		$1,637	$3,928
Loss from discontinued operations, net of tax		(29)	(65)

Net earnings		$1,608	$3,863

(b) Basic average number of common shares outstanding during period		53,470	53,388

Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price		539	603

(c) Diluted average number of common shares assumed outstanding during period		54,009	53,991

Basic earnings per share:
Earnings from continuing operations before discontinued operations	(a) / (b)	$0.03	$0.07
Discontinued operations, net of tax		—	—
Basic earnings per share		$0.03	$0.07

Diluted earnings per share:
Earnings from continuing operations before discontinued operations	(a) / (c)	$0.03	$0.07
Discontinued operations, net of tax		—	—
Diluted earnings per share		$0.03	$0.07

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen weeks ended
	May 3, 2014	May 4, 2013

Capital expenditures	$14,565	$12,840
Depreciation	$18,320	$20,852
Non-operating income:
Net rental revenue	$399	$250
Investment income	47	49
Other income	(5)	79
Total	$441	$378

Comparable sales percentages:
Service	3.2%	4.2%
Merchandise	-2.8%	0.1%
Total	-1.4%	1.0%

Total square feet of retail space (including service centers)	12,845,000	12,815,000

Store count
Supercenter	567	569
Service & Tire Center	225	188
Retail Only	6	6
Total	798	763

Sales and gross profit by line of business (A):
Service center revenue	$293,913	286,978
Retail sales	244,908	249,195
Total revenues	$538,821	$536,173

Gross profit from service center revenue, prior to impairment charge	$64,735	53,012
Service center revenue impairment charge	(956)	(1,017)
Gross profit from service center revenue	$63,779	$51,995

Gross profit from retail sales, prior to impairment charge	$69,562	70,011
Retail sales impairment charge	(215)	(166)
Gross profit from retail sales	$69,347	$69,845

Total gross profit	$133,126	$121,840

Comparable sales percentages by line of business (A):
Service center revenue	-1.0%	3.9%
Retail sales	-1.9%	-2.1%
Total revenues	-1.4%	1.0%

Gross profit percentage by line of business (A):
Gross profit percentage from service center revenue, prior to impairment charge	22.0%	18.5%
Impairment charge	(0.3)	(0.4)
Gross profit percentage from service center revenue	21.7%	18.1%

Gross profit percentage from retail sales, prior to impairment charge	28.4%	28.1%
Impairment charge	(0.1)	(0.1)
Gross profit percentage from retail sales	28.3%	28.0%

Total gross profit percentage	24.7%	22.7%

(A) Retail sales include DIY and commercial sales. Service center revenue includes revenue from labor and installed parts and tires.